UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2009

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of In- corporation)	333-146093 (Commission File Number)	20-5748297 (IRS Employer Identification Number)

22 Corporate Woods Blvd.
Albany, NY 12211
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (518) 533-4600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     MOMENTIVE PERFORMANCE MATERIALS INC.

Section 1—Registrant’s Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

1.             Tripartite Agreement

            Momentive Performance Materials Inc. (the “Company”) has entered into an agreement of registration, appointment and acceptance (the “Tripartite Agreement”), effective June 8, 2009, with Wells Fargo Bank, N.A. (the “resigning trustee”) and The Bank of New York Mellon Trust Company, N.A. (the “successor trustee”), with respect to the Indenture for each of the following: the Company’s 9¾% Senior Notes due 2014, the Company’s 9% Senior Notes due 2014, the Company’s 10 1/8 / 10 7/8 % Senior Toggle Notes due 2014 and the Company’s 11½% Senior Subordinated Notes due 2016 (collectively, the “Old Indentures”). The Tripartite Agreement provides that (1) the resigning trustee assigns, transfers, delivers, and confirms to the successor trustee all right, title and interest of resigning trustee in and to the trusts under the Old Indentures and all the rights, powers, and trusts of the resigning trustee under the Old Indentures, and the resigning trustee resigns as Trustee, Registrar and Paying Agent under the Old Indentures, (2) the Company accepts the resignation of the resigning trustee as Trustee, Registrar and Paying Agent under the Old Indentures and appoints the successor trustee as Trustee, Registrar and Paying Agent under the Old Indentures, and (3) the successor trustee accepts its appointment as Trustee under the Indentures and assumes all the rights, powers, duties and obligations of the Trustee under the Old Indentures and accepts its appointment as Trustee, Registrar and Paying Agent under the Old Indentures.

            A copy of the Tripartite Agreement is attached to, and incorporated by reference into this Item of this Current Report on Form 8-K as Exhibit 4.1. The foregoing description of the Tripartite Agreement is qualified in its entirety by reference to the full text of the Tripartite Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are being filed herewith:

4.1	Agreement of registration, appointment and acceptance, effective as of June 8, 2009, by and among Momentive Performance Materials Inc., Wells Fargo Bank, N.A. and The Bank of New York Mellon Trust Company, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

By: /s/ Douglas A. Johns
Name: Douglas A. Johns
Title: General Counsel and Secretary

Date: June 12, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1	Agreement of registration, appointment and acceptance, effective as of June 8, 2009, by and among Momentive Performance Materials Inc., Wells Fargo Bank, N.A. and The Bank of New York Mellon Trust Company, N.A.